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                                                                    EXHIBIT 32.0

              SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of BostonFed Bancorp, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      - The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      - The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


     DATE:  March 15, 2004
                                             /s/ David F. Holland
                                             -----------------------------------
                                             David F. Holland
                                             President, Chief Executive Officer
                                             and Chairman of the Board



     DATE:  March 15, 2004                   /s/ John A. Simas
                                             -----------------------------------
                                             John A. Simas
                                             Executive Vice President,
                                             Chief Financial Officer and
                                             Secretary










A signed original of this written statement required by Section 906 has been provided to BostonFed Bancorp, Inc. and will be retained by BostonFed Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.